SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ X ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))

[   ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                                 CMC Fund Trust
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                (Name of Registrant as Specified in its Charter)

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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

       1)  Title of each class of securities to which transaction applies:

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       2)  Aggregate number of securities to which transaction applies:

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       3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Set forth the amount on which the filing fee is calculated and state how it was determined.

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       4)  Proposed maximum aggregate value of transaction:

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       5)  Total fee paid:

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[   ]  Fee paid previously with preliminary materials

[   ]  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

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


November __, 1997

[Name of Client]
[Address]


Dear ________:

     As you are aware from previous communications we have had with you, Columbia Management Co. ("CMC") has entered into an agreement to be acquired by Fleet Financial Group, Inc. ("Fleet"). Previously, we sent you a letter explaining the effect of the transaction on our investment advisory relationship. We continue to make progress towards completion of the transaction, but a few outstanding issues remain.

     A portion of the assets that we manage on your behalf is invested in one or more of the three portfolios of CMC Fund Trust: CMC Small Cap Fund, CMC International Stock Fund and CMC High Yield Fund. The assets of each of these Funds are managed by us pursuant to an investment advisory contract between the Fund and Columbia Management Co. Under the Investment Company Act of 1940, shareholders must approve a new investment advisory contract whenever there is a change in control of a fund's investment advisor. Therefore, we are asking the shareholders of each of these Funds to approve a new investment advisory contract on behalf of each Fund. The new contract is identical to the existing contract in all material respects, including the fees paid by the Funds.

     In addition, as more fully described in the enclosed proxy materials, shareholders of the Funds are being requested to elect a new slate of trustees that oversee the affairs of the Trust. The purpose of the election of trustees is to add two new independent trustees to the Board of Trustees. Each of the new nominees is currently an independent director on the Board of Directors of each Columbia Fund.

     The Board of Trustees of CMC Fund Trust, including the independent trustee that is not affiliated with CMC or Fleet, met on October 23rd to consider the approval of the new investment advisory contracts. After careful consideration of the shareholders' interests, the Board approved the new investment advisory contracts and recommended that they be submitted to the shareholders for approval. With this letter you are receiving a proxy statement together with proxy cards for each Fund in which you are a shareholder. Please read the proxy statement, which contains a description of the transaction and additional information about Fleet. The Board of Trustees encourages you to cast your ballot FOR the adoption of new investment advisory contracts for each Fund and FOR the election of the slate of trustees presented by the Board.

     If you have any questions about this proxy, the transaction with Fleet, or voting your shares, please do not hesitate to give any of us a call.

                                       Sincerely,


                                       James F. Rippey
                                       President

                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                               CMC HIGH YIELD FUND
                                       OF
                                 CMC FUND TRUST

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 4, 1997



     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of CMC Small Cap Fund, CMC International Stock Fund, and CMC High Yield Fund (each a "Fund" and collectively the "Funds"), the three series of CMC Fund Trust (the "Trust") will be held in the third floor conference room at the principal offices of the Trust at 1301 S.W. Fifth Avenue, Portland, Oregon, on December 4, 1997, at 11:00 a.m., Pacific Time, for the following purposes:

     1. For the shareholders of each Fund to approve or disapprove a new investment advisory contract between the Trust and Columbia Management Co. (the "Advisor") (Proposal 1);

     2. For the shareholders of all of the Funds to elect a new Board of Trustees of the Trust ("Trustees") consisting of four Trustees who will serve from the time of their election until their successors are elected (Proposal 2); and

     3. To transact any other business that properly comes before the Meeting and any adjournment thereof.


     Both Proposal 1 and Proposal 2 described above are contingent upon the completion of a proposed acquisition of the Advisor, together with three other companies affiliated with the Advisor, by Fleet Financial Group, Inc. through its wholly owned subsidiary, Fleet National Bank (the "Acquisition"). The Acquisition is described in the attached Proxy Statement. If the Acquisition is not completed, neither Proposal 1 nor Proposal 2 will become effective, even if they have received the necessary shareholder approvals.

     Shareholders of record of each Fund at the close of business on October 24, 1997 (the "Record Date") are entitled to notice of and to vote at the Meeting and any adjournment thereof. Shareholders of each Fund will vote separately on approval or disapproval of a new investment advisory contract between the Trust and the Advisor with respect to investment advisory services for that Fund (Proposal 1), but all of the shareholders of the Funds will vote together on the election of Trustees (Proposal 2). If you hold shares in more than one Fund you will receive a separate proxy card for each Fund, but only one Proxy Statement. Please date and sign the enclosed proxy card(s) and return it
(them) in the enclosed postage-prepaid envelope. You may attend the Meeting in person even if you send in your proxy card(s); retention of the proxy card(s) is not necessary for admission to or identification at the Meeting.

                                       By order the Board of Trustees


                                       Jeff B. Curtis
                                       Secretary

November ___, 1997
Portland, Oregon




                                    IMPORTANT

YOU CAN HELP AVOID THE NECESSITY OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD(S). IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) TO ENSURE THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU CAST YOUR VOTE:

     - FOR APPROVAL of each new investment advisory contract; and

     - FOR the election of all of the Trustees nominated for election.


                             YOUR VOTE IS IMPORTANT

                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                               CMC HIGH YIELD FUND
                                       OF
                                 CMC FUND TRUST


                                ----------------

                                 PROXY STATEMENT

                                ----------------


                         SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 4, 1997


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (sometimes referred to in this Proxy Statement as the "Board" or the "Trustees") of CMC Fund Trust (the "Trust") for use at a Special Meeting of Shareholders of CMC Small Cap Fund, CMC International Stock Fund, and CMC High Yield Fund (each a "Fund" and collectively the "Funds"), the three series of the Trust, to be held on December 4, 1997 (the "Meeting") and at any adjournments thereof. The first mailing of this Proxy Statement and the related Notice of Special Meeting is expected to be made on or about November ___, 1997.

     If the enclosed proxy card(s) is (are) properly executed and returned in time to be voted at the Meeting, the proxies named in the proxy card(s) will vote the shares represented by the proxy in accordance with the instructions given on the proxy card(s). Unmarked proxy cards will be voted FOR approval of a new investment advisory contract between Columbia Management Co. (the "Advisor") and the Trust with respect to investment advisory services for the applicable Fund and FOR election of each of the nominees for Trustee of the Trust.

     Both the proposal to approve a new investment advisory contract with the Advisor (Proposal 1) and the proposal to elect Trustees (Proposal 2) are contingent upon the completion of a proposed acquisition of the Advisor, together with three other companies affiliated with the Advisor, by Fleet Financial Group, Inc. ("Fleet") through its wholly owned subsidiary, Fleet National Bank ("FNB"). The proposed acquisition is described below under "Proposal 1: Approval or Disapproval of New Investment Advisory Contract--The Acquisition." If the proposed acquisition is not completed, neither Proposal 1 nor Proposal 2 will become effective, even if they have received the necessary shareholder approvals.

     Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with the Trust, attention Jeff B. Curtis, Secretary, an instrument of revocation or a duly executed proxy card bearing a later date. The proxy may also be revoked by voting in person at the Meeting. A shareholder who attends the Meeting, however, is not required to revoke the proxy and vote in person. Each valid, unrevoked proxy will be voted at the Meeting in accordance with the instructions given in the proxy.

Shares Entitled to Vote and Quorum

     The holders of shares of record ("Shareholders") of each Fund as of the close of business on October 24, 1997, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. The table below sets forth the number of shares of each Fund outstanding as of the Record Date.


                                                                 Number of
                                                                  Shares
     Name of Fund                                               Outstanding
     ------------                                               -----------
     CMC Small Cap Fund........................................
     CMC International Stock Fund..............................
     CMC High Yield Fund.......................................

     A quorum for the conduct of business at the Meeting requires the presence, in person or by proxy, of 30% of the outstanding shares of the Trust as a whole, and, with respect to voting on approval or disapproval of the new investment advisory contract for each Fund, 30% of the outstanding shares of each Fund separately. Approval of each new investment advisory contract, however, requires the affirmative vote of a "majority of the outstanding voting securities" (as defined below) of the applicable Fund. This means that, with respect to each Fund's approval or disapproval of a new investment advisory contract, at least 50% of the outstanding shares of a given Fund must be present by proxy or in person at the Meeting. See "Proposal 1: Approval or Disapproval of New Investment Advisory Contract--Required Vote." If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 120 days in the aggregate to obtain a quorum or to permit further solicitation of proxies. Any such adjournment may be approved by the affirmative vote of the holders of a majority of the shares of the Trust present in person or by proxy at the Meeting, even though less than a quorum. The persons named as proxies will vote in favor of such adjournment those proxies they are entitled to vote for approval of the applicable Fund's new investment advisory contract under Proposal 1 and will vote against any such adjournment those proxies to be voted for disapproval of the applicable new investment advisory contract.

     Attached as Exhibit A is a list of all persons known by the Funds to be the record or beneficial owners of 5% or more of the outstanding shares of any Fund as of the Record Date.

No Trustee or nominee for Trustee beneficially owned shares of any of the Funds as of the Record Date.

Solicitation of Proxies

     All costs of soliciting proxies for the Meeting, including printing and mailing expenses, will be borne 50% by the Advisor and 50% by Fleet or its affiliate, FNB. Proxies will be solicited by use of the mails, and officers and employees of the Advisor and its affiliates may also solicit proxies by telephone or personal contact.


                                   PROPOSAL 1:
                    APPROVAL OR DISAPPROVAL OF NEW INVESTMENT
                                ADVISORY CONTRACT

Background

     The Advisor serves as the investment advisor to each Fund pursuant to an investment advisory contract between the Trust and the Advisor. There is a separate investment advisory contract between the Trust and the Advisor for each Fund. (Each of the current investment advisory contracts is referred to in this Proxy Statement as a "Current Contract" and all of the current investment advisory contracts are referred to collectively as the "Current Contracts.") The Advisor has acted as an investment advisor since 1969 and acts as investment manager for approximately $14 billion of assets. The address of the Advisor is 1300 SW Sixth Avenue, Portland, Oregon, 97207.

     The approval of a new investment advisory contract between the Trust and the Advisor for each Fund (each a "New Contract" and collectively the "New Contracts") is being sought in connection with the proposed acquisition (the "Acquisition") of the Advisor by Fleet through its wholly owned subsidiary, FNB. Under the Investment Company Act of 1940 (the "Investment Company Act"), the change in ownership of the Advisor resulting from the Acquisition will result in the automatic termination of all of the Current Contracts. The New Contracts, which are substantially identical to the Current Contracts, are proposed to become effective upon the termination of the Current Contracts at the completion of the Acquisition. Attached as Exhibit B is the form of the New Contracts, which are described under "The New Investment Advisory Contracts" below.

The Acquisition

     On August 14, 1997, the Advisor and three affiliated companies entered into an agreement (the "Acquisition Agreement") pursuant to which the Advisor will be acquired by FNB, a wholly owned subsidiary of Fleet. The affiliated companies (together with the Advisor, the "Columbia Companies") are Columbia Funds Management Company ("CFMC"), Columbia Trust Company (the "Trust Company"), and Columbia Financial Center Incorporated ("CFCI"). J. Jerry Inskeep, Jr. and James
F. Rippey and their families together own over 50% of the outstanding capital stock of each of the Advisor, CFMC, and CFCI, and CFMC owns 79% of the outstanding capital stock of the Trust Company. Certain employees of the Columbia Companies, including the officers of the Trust, and their families own the remaining stock of the Columbia Companies.

     The Columbia Companies operate together to provide a range of investment advisory and related services. The Advisor principally acts as investment manager for various institutional clients and serves as the investment advisor to the Trust with respect to each of the Funds. CFMC acts as investment advisor to 12 open-end investment management companies (the "Columbia Funds"). The Trust Company acts as transfer agent and dividend crediting agent for the Trust and the Columbia Funds and provides a variety of investment advisory and trust services to tax-qualified retirement plans through its common trust and collective trust pools and to individuals, institutions, trusts and estates through private management accounts using the Columbia Funds as investment vehicles.

     Under the terms of the Acquisition Agreement, each of the Columbia Companies other than the Trust Company will become a wholly owned subsidiary of FNB through mergers with newly-created subsidiaries of FNB in which the Columbia Companies will be the surviving corporations. FNB will acquire the Trust Company by purchasing the stock of the Trust Company held by shareholders other than CFMC (whose shares of the Trust Company FNB will acquire through merger). Following the Acquisition, the name of the Advisor will continue to be Columbia Management Co. The purchase price to be paid to the shareholders of the Columbia Companies has two components, (i) a fixed cash price payable at closing of the Acquisition, after adjustment to reflect the net book value of the Columbia Companies as of the closing, and (ii) contingent cash payments based on the profitability of the Columbia Companies in the years 2001 and 2002, subject to acceleration in certain circumstances. The Acquisition is expected to close soon after the Meeting, subject to the satisfaction of closing conditions, which include among others (i) approval of each New Contract by the Shareholders of the applicable Fund, (ii) the continued effectiveness of employment or consulting agreements executed by certain employees of the Columbia Companies, and (iii) certain regulatory approvals.

     Current management of the Advisor and Fleet have indicated their intent that the Advisor continue to operate with the same investment personnel and that the same persons who are now responsible for the administration and operations of the Advisor and for the investment policies of each of the Funds continue to manage the Advisor following the Acquisition. No substantive changes in the Advisor's method of operation or the location where it conducts its business are contemplated as a result of the Acquisition. The Acquisition Agreement provides that the Columbia Companies will operate as autonomous business units of Fleet to be managed by John A. Kemp (currently Managing Director-Administration, Senior Vice President, and Director of the Advisor) as Chief Executive Officer and Thomas L. Thomsen (currently Managing Director-Investments, Senior Vice President, and Director of the Advisor) as Chief Investment Officer. Messrs. Kemp and Thomsen have each signed a five-year employment agreement with FNB, effective upon the closing of the Acquisition, that includes substantial retention and incentive bonuses payable through 2003. Messrs. Inskeep and Rippey have signed two-year employment agreements. Substantially all other investment managers and analysts of the Advisor, including all of the portfolio managers of each of the Funds, have signed employment agreements, effective upon the closing of the Acquisition, generally for three years, which also include substantial retention and incentive bonuses payable through 2003.

Information Concerning Fleet and FNB

     FNB is a wholly owned subsidiary of Fleet, a publicly owned multibank holding company registered under the Bank Holding Company Act of 1956. Fleet, FNB, and various of their directly and indirectly owned subsidiaries provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include consumer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services. Among Fleet's principal non-banking subsidiaries are Fleet Investment Advisors Inc. ("FIA"), a registered investment advisor; FIS Securities, Inc. and Fleet Enterprises, Inc., retail broker-dealers; Fleet Brokerage Securities, Inc., a discount broker; and Fleet Securities, Inc., a securities underwriting firm. FIA and its affiliates manage, advise, or oversee the investment of over $50 billion in assets belonging to a wide range of individual, trust, and institutional clients, including registered investment companies with total assets of approximately $10 billion.

Section 15(f) of the Investment Company Act

     The Acquisition is subject to Section 15(f) of the Investment Company Act.
Section 15(f) provides in substance that, when a sale of a controlling interest in an investment advisor occurs, the investment advisor or any of its affiliated persons, as defined in the Investment Company Act, may receive any amount or benefit in connection with the sale as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions, or understandings applicable to the sale. The term "unfair burden" (as defined in the Investment Company Act) includes any arrangement during the two-year period after the transaction whereby the investment advisor (or predecessor or successor advisor), or any "interested person" (as defined in the Investment Company Act) of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company. The Trust's Board of Trustees is aware of no circumstances arising from the Acquisition that might result in an unfair burden being imposed on the Trust or any of the Funds. Moreover, FNB and the Advisor have agreed with each other that they will each use their reasonable best efforts to ensure that no unfair burden will be imposed on the Trust or any of the Funds as a result of the Acquisition during the two-year period following the Acquisition.

     The second condition of Section 15(f) is that, during the three-year period following the completion of a transaction, at least 75% of an investment company's board of directors must not be "interested persons" of the investment advisor or predecessor advisor. FNB has agreed with the Advisor that for at least the first three years following completion of the Acquisition, FNB will ensure that not more than 25% of the Trustees of the Trust are "interested persons." If the nominees for Trustee named in Proposal 2 are elected as the Trustees, no more than 25% of the Trustees will be "interested persons."

The New Investment Advisory Contracts

     The form of each of the proposed New Contracts is attached to this Proxy Statement as Exhibit B. The terms of each New Contract, including the fees payable by the Trust with respect to each Fund, are identical in all material respects to those of the corresponding Current Contract, except for the dates of effectiveness and termination. The terms of the Current Contracts are described under "The Current Investment Advisory Contracts" below. If approved by Shareholders, each New Contract will become effective on the closing date of the Acquisition and will continue in effect for an initial term of two years. Each New Contract will then continue in effect from year to year thereafter if that continuance is approved by the Trustees or by a "majority of the outstanding voting securities" (as defined below) of the Fund and, in either event, by the vote cast in person of a majority of the Trustees who are not "interested persons" as defined in the Investment Company Act (the "Independent Trustees"). If the Acquisition is not completed, the Current Contacts will remain in effect.

The Board's Consideration

     The Board of Trustees, including the sole Independent Trustee, met in person on October 23, 1997 for the purpose of considering whether it would be in the best interests of the Trust and each Fund's Shareholders for the Trust to enter into a New Contract with the Advisor with respect to each Fund that would become effective upon the completion of the Acquisition. On August 21, 1997, the Independent Trustee was briefed generally by representatives of the Advisor on the terms of the Acquisition and the expected impact of the Acquisition on the Trust and each of the Funds. The Independent Trustee requested, and before the meeting of the Trustees on October 23, 1997 he received, materials regarding Fleet and its business, personnel and financial condition, the terms of the proposed Acquisition, and Fleet's plans for the Advisor following the Acquisition. The Independent Trustee was assisted in his review and deliberations by independent legal counsel.

     In determining whether to approve each New Contract, the Trustees assessed how the Acquisition would affect the Advisor and its ability to continue to provide to the Trust services of the same scope and quality as the Advisor now provides with respect to the Fund. In particular, the Trustees inquired about the impact of the Acquisition on the Advisor's personnel, management, facilities, and financial capabilities. They noted favorably the commitments made by FNB in the Acquisition Agreement to maintain the Advisor and the other Columbia Companies as autonomous business units of Fleet and the incentives established by Fleet for the management and investment professionals of the Columbia Companies to continue in their current roles. They also considered the possible benefits to the Funds of the Advisor's affiliation with Fleet, including access to the greater resources of Fleet to expand distribution of the Funds' shares and to develop additional services for Shareholders.

     The Trustees also considered that each New Contract is identical, in all material respects, to the corresponding Current Contract (other than the dates of effectiveness and termination), which was last approved by the Board of Trustees on April 24, 1997. In particular, they noted that there would be no change in the advisory fees paid by the Trust under the New Contracts.

     Based upon the Board's review and the evaluations of the materials it received, and after consideration of all factors the Trustees deemed relevant, the Board of Trustees, including the sole Independent Trustee, unanimously determined that each New Contract is in the best interests of the Trust and the applicable Fund's Shareholders. ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE SOLE INDEPENDENT TRUSTEE, APPROVED EACH NEW CONTRACT AND VOTED TO RECOMMEND SHAREHOLDER APPROVAL OF EACH NEW CONTRACT.

The Current Investment Advisory Contracts

     Under the Current Contracts, the Advisor regularly provides the Trust with research, advice, and supervision with respect to investment matters affecting each Fund and determines what securities to purchase or sell and what portion of each Fund's assets to invest. The Advisor provides office space and pays all executive salaries and expenses and ordinary office expenses of the Trust with respect to each Fund (other than the expenses of clerical services relating to the administration of the Trust). Certain employees of the Advisor are also officers of the Trust and, subject to the authority of the Board of Trustees, are responsible for the overall management of the Trust's business affairs.

     In return for the Advisor's services and the expenses the Advisor assumes under each Current Contract, each Fund pays the Advisor an advisory fee, which is accrued daily and payable monthly. The table below shows the fee schedule for each Fund and the amount of advisory fees paid to the Advisor by the Trustee with respect to each Fund for the fiscal year ended October 31, 1997.

                                                Annual Advisory Fee Rate
Name of Fund                             (as a percentage of daily net assets)        Advisory Fee
------------                             -------------------------------------        ------------
CMC Small Cap Fund....................             .75% on all assets

CMC International Stock Fund..........             .75% on all assets

CMC High Yield Fund...................             .40% on all assets

     With respect to each Fund, the Trust assumes the following costs and expenses: costs relating to trust matters; cost of services to shareholders; transfer and dividend paying agent fees; custodian fees; legal, auditing, and accounting expenses; disinterested Trustees' fees; taxes and governmental fees; interest; brokers' commissions; transaction expenses; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares; expenses of registering or qualifying its shares for sale; transfer taxes; all expenses of preparing its registration statements, prospectuses, and reports; and the cost of printing and delivering to shareholders its prospectuses and reports.

     The following table sets forth the date of each Current Contract and the date the Current Contract for CMC Small Cap Fund was last approved by that Fund's shareholders. The Current Contracts for CMC International Stock Fund and CMC High Yield Fund have not been submitted to shareholders of those Funds for approval because neither Fund has held a shareholder meeting since it commenced operations.

                                                                          Date Current
                                                                        Contract Was Last
                                             Date of Current             Approved By the
Name of Fund                                     Contract              Fund's Shareholders
------------                             -----------------------       -------------------
CMC Small Cap Fund...................        August 8, 1989               August 7, 1989

CMC International Stock Fund.........       October 26, 1993                   N/A

CMC High Yield Fund..................        April 29, 1994                    N/A

     After an initial two-year term, each Current Contract provides that it may be continued in effect from year to year thereafter, provided that each continuance is approved by the vote of a "majority of the outstanding voting securities" (as defined below) of each Fund or by the Board of Trustees and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. Each Current Contract has been continued in effect from year to year by action of the Board, including the sole Independent Trustee. The most recent annual approval of the Current Contracts occurred at a meeting of the Board held on April 24, 1997. At that meeting the Board approved a minor amendment to each Current Contract to clarify that the Current Contracts do not include any waiver by the Trust of any rights under federal securities laws.

     Each Current Contract also provides that it may be terminated at any time by vote of the Fund's Board of Trustees, by vote of the Fund's Shareholders, or by the Advisor, in each instance without the payment of any penalty, on 60 days notice. Each Current Contract also provides that it will automatically terminate if it is assigned, as defined in the Investment Company Act.

Other Fees Paid to the Columbia Companies

     The Trust Company acts as transfer agent and dividend crediting agent for the Trust with respect to each of the Funds pursuant to Transfer Agent Agreements. The Trust Company is paid a fee of $1.00 per month per Fund for each shareholder account existing at any time during the month, subject to a minimum monthly payment of $1,500 per month for each Fund. In addition, the Trust pays the Trust Company for extra administrative services performed in accordance with a schedule set forth in the applicable Transfer Agent Agreement and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under the applicable Transfer Agent Agreement. The following table shows the amount paid by the Trust to the Trust Company with respect to each Fund for services performed under the applicable Transfer Agent Agreement for the fiscal year ended October 31, 1997.

Name of Fund                                       Transfer Agent Fees
------------                                       -------------------
CMC Small Cap Fund.............................          $18,000

CMC International Stock Fund...................          $18,000

CMC High Yield Fund............................          $18,000

Directors of the Advisor and Executive Officers of the Trust

     The following is a list of all directors of the Advisor, four of whom also serve as executive officers of the Trust, and all of the other executive officers of the Trust. Each executive officer of the Trust serves at the discretion of the Board of Trustees. Each executive officer of the Trust is an "interested person" as defined in the Investment Company Act. The "Columbia Funds" consist of the following: Columbia Common Stock Fund, Inc.; Columbia Growth Fund, Inc.; Columbia International Stock Fund, Inc.; Columbia Special Fund, Inc.; Columbia Small Cap Fund, Inc.; Columbia Real Estate Equity Fund, Inc.; Columbia Balanced Fund, Inc.; Columbia Daily Income Company; Columbia U.S. Government Securities Fund, Inc.; Columbia Fixed Income Securities Fund, Inc.; Columbia Municipal Bond Fund, Inc.; and Columbia High Yield Fund, Inc. The business address of each person named below is 1300 SW Sixth Avenue, Portland, OR 97207.

                                                                                          Officer of the
       Name                  Age         Principal Positions for Past Five Years           Trust Since
       ----                  ---         ---------------------------------------           -----------
J. Jerry Inskeep, Jr.        66          Chairman and Director of the Advisor,                 1989
                                         CFMC, the Trust Company and each
                                         of the Columbia Funds; Director
                                         of CFCI; Chairman and Trustee of
                                         the Trust.

James F. Rippey              66          President and Director of the Advisor,                1989
                                         CFMC, and the Trust Company; Director
                                         of each of the Columbia Funds; President
                                         and Trustee of the Trust.


                                        9

                                                                                          Officer of the
       Name                  Age         Principal Positions for Past Five Years           Trust Since
       ----                  ---         ---------------------------------------           -----------

John A.  Kemp                55          Senior Vice President and Director of the             1989
                                         Advisor, CFMC, CFCI, and the Trust
                                         Company; Managing Director-
                                         Administration (since July 1997) of the
                                         Advisor, CFMC, and the Trust Company;
                                         Director (since June 1994) and
                                         President of each of the Columbia
                                         Funds; Vice President and Trustee of
                                         the Trust.

George L.  Hanseth           53          Vice President, Assistant Secretary,                  1989
                                         Treasurer, and Director of the Advisor,
                                         CFMC, and the Trust Company; Senior
                                         Vice President and Treasurer of each of
                                         the Columbia Funds; President and
                                         Director of CFCI; Vice President,
                                         Assistant Secretary, Treasurer, and
                                         Trustee of the Trust.

Lawrence S.  Viehl           58          Vice President and Director (since April              1989
                                         1997) of the Advisor, CFMC, and the
                                         Trust Company; Vice President of the
                                         Trust and each of the Columbia Funds.

Terry L. Chambers            52          Vice President and Director of the Advisor            N/A
                                         and CFMC; Vice President of the Trust
                                         Company.

Alan J. Folkman              55          Senior Vice President and Director of the             N/A
                                         Advisor, CFMC, and the Trust Company.

Thomas L. Thomsen            53          Managing Director-Investments (since July             N/A
                                         1997), Senior Vice President, and
                                         Director of the Advisor, CFMC, and the
                                         Trust Company.

Robert A. Unger              50          Vice President and Director (since January            N/A
                                         1994) of the Advisor and CFMC; Director
                                         of the Trust Company.

Jeff B. Curtis               44          Vice President, General Counsel, and                  1994
                                         Secretary of the Advisor, CFMC, the
                                         Trust Company, and CFCI (since April
                                         1993); Secretary of each of the
                                         Columbia Funds and the Trust (since
                                         April 1994); Attorney with Stoel Rives
                                         LLP (1986-1993), a law firm in
                                         Portland, Oregon.

     Pursuant to federal banking regulations, each of Messrs. Rippey, Kemp, Hanseth, Viehl, and Curtis will be ineligible to serve as officers of the Trust following the Acquisition. Therefore, the Board of Trustees will, in accordance with the Trust's Bylaws, appoint a successor to each ineligible officer.

Required Vote

     No New Contract can be implemented unless it is approved at the Meeting, or any adjournment thereof, by a majority of the outstanding voting securities of the applicable Fund. Under the Investment Company Act, approval of a "majority of the outstanding voting securities" means receiving the affirmative vote of the holders of (a) 67% or more of the Fund's shares present in person or by proxy at the Meeting, provided that the holders of more than 50% of the outstanding shares are present in person or by proxy at the Meeting, or (b) more than 50% of the Fund's outstanding shares, whichever is less. Abstentions and broker non-votes are counted as shares present at the Meeting for purposes of determining if a quorum is present and have the effect of votes against approval of the New Contracts.

     If the Shareholders of a Fund do not approve a New Contract, Fleet could refuse to complete the Acquisition. If Fleet, at its option, completes the Acquisition, the Current Contract with that Fund will terminate effective as of the closing of the Acquisition, and the Board of Trustees will make such arrangements for the management of the Fund's investments as it deems to be in the best interests of the Trust, the applicable Fund, and the applicable Fund's Shareholders.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE FUND'S NEW INVESTMENT ADVISORY CONTRACT.


                                   PROPOSAL 2:
                              ELECTION OF TRUSTEES

     There are now eight Trustees, one of whom (Richard L. Woolworth) is an Independent Trustee and seven of whom (J. Jerry Inskeep, Jr., James F. Rippey, John A. Kemp, George L. Hanseth, Alexander S. MacMillan III, Peter C. Olson, and Peter T. Shand) are "interested persons" (as that term is defined under the Investment Company Act). One of the conditions of Section 15(f) of the Investment Company Act is that for three years following the closing of the Acquisition at least 75% of the Trustees of the Trust must be Independent Trustees. See "Proposal 1: Approval or Disapproval of New Investment Advisory Contract--Section 15(f) of the Investment Company Act." In addition, federal banking regulations prohibit any employee of a bank from serving as an officer, director, or trustee of an investment company for which the bank or any of the bank's affiliates serves as an investment advisor. Because Mr. Inskeep will be employed by Fleet (which is a bank holding company) rather than FNB following the Acquisition, however, federal banking regulations will not prevent Mr. Inskeep from continuing to serve as a Trustee or officer of the Trust if the Acquisition is completed. To satisfy the requirements of Section 15(f) of the Investment Company Act, the size of the Board of Trustees will be reduced from eight Trustees to four Trustees, three of whom will qualify as Independent Trustees. Specifically, each of the current Trustees who are "interested persons," other than J. Jerry Inskeep, Jr., will resign effective as of the closing of the Acquisition. Messrs. Woolworth and Inskeep have both agreed to stand for re-election. They will be joined by James C. George and Thomas R. Mackenzie, each of whom will qualify as an Independent Trustee, who have been nominated for election as Trustees for the first time. The new nominees for election as Independent Trustees have been selected and proposed for election by Mr.
Woolworth, the Trust's current Independent Trustee.

     The election of Trustees under this Proposal 2 is contingent upon the completion of the Acquisition described earlier in this Proxy Statement. (See "Proposal 1: Approval or Disapproval of New Investment Advisory Contract--The Acquisition.") If the Acquisition is not completed, the election of Trustees contemplated by this Proposal 2 will not become effective, even if the nominees for Trustee listed below have otherwise received the necessary votes to be elected. Instead, the current Trustees will continue to serve as Trustees in accordance with the Trust's Declaration of Trust and Bylaws.

     If the Acquisition is completed and the nominees for Trustee listed below are elected, each Trustee will take office effective as of the closing of the Acquisition. Each Trustee will hold office during the existence of the Trust until he dies, resigns, or is removed by Shareholders, or, if sooner, until the next meeting of Shareholders held to elect Trustees. The Trust is not required, and does not intend, to hold regular annual meetings of its Shareholders. If any nominee becomes unavailable for election for any reason, the proxy holders will have discretionary authority to vote pursuant to the proxy for a substitute or substitutes.

     The Board of Trustees (including the sole Independent Trustee) recommends election of the nominees listed below. Trustees are elected by a plurality of the votes cast by the shares entitled to vote if a quorum is present at the Meeting. Abstentions and broker non-votes are counted to determine whether a quorum exists at the Meeting but are not counted and have no effect on the determination of whether a plurality has voted for any nominee.

     None of the nominees for Trustee listed below own any shares in any of the Funds, which generally are made available only for investment by institutional clients of the Advisor. The nominees for the Trust's Board of Trustees to be elected at the Meeting are:

   Name and Address              Age        Principal Occupations for Past Five Years
   ----------------              ---        -----------------------------------------
J. Jerry Inskeep, Jr.(1)         66         Chairman, Director, and shareholder of the
1300 SW Sixth Ave.                          Advisor; Chairman and Director of CMC,
P.O. Box 1350                               each of the Columbia Funds, and the Trust
Portland, OR 97207                          Company; Director of CFCI; Chairman and
                                            Trustee of the Trust since 1989.

                                       12

   Name and Address              Age        Principal Occupations for Past Five Years
   ----------------              ---        -----------------------------------------

James C.  George                            Investment consultant; Director of each of
1001 S.W. Fifth Ave.                        the Columbia Funds (since June 1994);
Portland, OR 97204                          former Investment Manager of the Oregon
                                            State Treasury (1962-1992).

Thomas R. Mackenzie                         Chairman of the Board of Directors of
0690 S.W. Bancroft St.                      Group Mackenzie (architecture, planning
Portland, Oregon 97201                      and interior design engineering); Director
                                            of each of the Columbia Funds.

Richard L. Woolworth                        Chairman, President, and Chief Executive
100 S.W. Market Street                      Officer of Blue Cross and Blue Shield of
Portland, Oregon 97201                      Oregon and Chairman and Chief Executive
                                            Officer of the Regence Group, health
                                            insurers; Director of each of the
                                            Columbia Funds (since January 1992);
                                            Trustee of the Trust since 1993.

------------------

(1)  Mr. Inskeep is an "interested person" as defined in the Investment Company
     Act because he is a shareholder, director, and officer of the Advisor.

     The Trust does not have an executive, audit, nominating, or compensation committee. During the fiscal year ended October 31, 1997 the Trust held four Board meetings. Both of the nominees who are now Trustees attended at least 75% of these meetings.

     No officer or employee of the Advisor receives any compensation from the Trust for serving as a Trustee or officer of the Trust. Each Independent Trustee is paid an annual fee for services performed for the Trust. The fee paid by the Trust is allocated among the Funds based on the daily net assets of the Funds. The following table shows compensation paid to Mr. Woolworth by the Trust for the fiscal year ended October 31, 1997, as well as total compensation paid to Mr. Woolworth by the Trust and the Columbia Funds (for each of which Mr. Woolworth serves as an independent director) during the same period.

              Aggregate Compensation from the
              Trust with Respect to Each Fund                       Total Compensation
-------------------------------------------------------------       From the Trust and
Name of Fund                           Aggregate Compensation       the Columbia Funds
------------                           ----------------------       ------------------
CMC Small Cap Fund                            $_______                    $29,000
CMC International Stock Fund                  $_______
CMC High Yield Fund                           $_______

                              SHAREHOLDER PROPOSALS

     Under the Trust's Declaration of Trust and Bylaws, the Trust is not required to hold annual shareholders' meetings, although a shareholder meeting must be called when required by the Investment Company Act and in certain other cases. It is unlikely, therefore, that the Trust will hold a meeting in any year unless required by law. For those years in which the Trust holds a shareholders meeting, the Trust must receive a shareholder proposal within a reasonable period of time before the proxy solicitation for that meeting is made to consider it for inclusion in the proxy materials relating to that meeting.


                             REPORTS TO SHAREHOLDERS

     THE TRUST'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND SEMI-ANNUAL REPORT TO SHAREHOLDERS HAVE BEEN SENT PREVIOUSLY TO SHAREHOLDERS AND CAN BE OBTAINED WITHOUT CHARGE UPON REQUEST BY CONTACTING CMC FUND TRUST, P.O. BOX 1350, PORTLAND, OREGON, 97207-1350 (TELEPHONE 1-800-547-1707 (TOLL FREE
NATIONWIDE) OR 222-3606 IN PORTLAND).


                             DISCRETIONARY AUTHORITY

     While the Notice of Special Meeting of Shareholders provides for transaction of any other business that properly comes before the Meeting, the Board of Trustees does not know of any matters to be presented at the Meeting other than the matters described in this Proxy Statement. The enclosed proxy, however, gives discretionary authority to the proxy holders to vote in accordance with their judgment if any other matters are properly presented.


                                       By Order of the Board of Trustees



                                       Jeff B. Curtis
                                       Secretary


November __, 1997
Portland, Oregon

                                                                       EXHIBIT A

                       PRINCIPAL SHAREHOLDERS OF THE FUNDS

     The following table shows, as of October 24, 1997, the names and addresses all persons known by the Trust to be the record or beneficial owners of 5% or more of the outstanding shares of any Fund. None of the Trustees, nominees for Trustee, or officers of the Trust beneficially owned shares of any of the Funds as of October 24, 1997.

CMC Small Cap Fund

Name and Address                       Number of Shares Held         Percentage of Outstanding Shares
----------------                       ---------------------         --------------------------------




CMC International Stock Fund

Name and Address                       Number of Shares Held         Percentage of Outstanding Shares
----------------                       ---------------------         --------------------------------




CMC High Yield Fund

Name and Address                       Number of Shares Held         Percentage of Outstanding Shares
----------------                       ---------------------         --------------------------------

                EXHIBIT B - FORM OF INVESTMENT ADVISORY CONTRACT


                                 CMC FUND TRUST

                          CMC ____________________ FUND

                          INVESTMENT ADVISORY CONTRACT


     This Agreement is made the __th day of ______, 1997 between CMC FUND TRUST, an Oregon business trust, (the "Fund") and COLUMBIA MANAGEMENT CO., an Oregon corporation having its principal place of business in Portland, Oregon (the "Adviser"). The Fund is registered as an open-end investment company pursuant to the Investment Company Act of 1940 (the "Act"). The Adviser is registered as an investment adviser pursuant to the Investment Advisers Act of 1940. The Fund has established a _________ series of shares, referred to as "CMC ___________________ Fund" (the "Series"), and this Agreement relates to services to be performed by the Adviser with respect to that Series.

     The parties agree as follows:

     1. Duties of Adviser. With respect to the Series, the Adviser shall regularly provide the Fund with research, advice, and supervision with respect to investment matters and shall furnish continuously an investment program, recommend what securities shall be purchased or sold and what portion of the Fund's assets shall be held invested or uninvested, subject always to the provisions of the Act and the Fund's Declaration of Trust and Bylaws, and amendments thereto, which amendments shall be furnished to the Adviser by the Fund. The Adviser shall take any steps necessary or appropriate to carry out its decisions in regard to the foregoing matters and the general conduct of the business of the Fund. The Adviser may take into consideration receipt of research and statistical information and other services rendered to the Fund in the allocation of commissions from portfolio brokerage business.

     2. Allocation of Charges and Expenses.

     (a) With respect to the Series, the Adviser shall pay or reimburse the Fund for payments made by the Fund for all executive salaries and executive expenses, office rent of the Fund, ordinary office expenses (other than the expense of clerical services relating to the administration of the Fund), and for any other expenses that, if otherwise borne by the Fund, would cause the Fund to "be deemed to be acting as a distributor of securities of which it is the issuer, other than through an underwriter," pursuant to Rule 12b-1 under the Act. The Adviser shall provide investment advisory, statistical, and research facilities and all clerical services relating to research, statistical, and investment work with respect to the Series.

     (b) The Adviser shall not be required to pay any expenses of the Fund other than those enumerated in this Agreement. The Fund will assume all other costs, including the cost of its custodian, legal, auditing, and accounting expenses, disinterested directors' fees, taxes, and governmental fees, interest, brokers' commissions, transaction expenses, cost of stock certificates, and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, and all expenses of preparing the Fund's registration statement and prospectus, and the cost of printing and delivering to shareholders prospectuses and reports.

     3. Compensation of the Adviser. For the services to be rendered, the facilities to be furnished, and the payments to be made by the Adviser, as provided in Sections 1 and 2 hereof, for each calendar month the Fund shall pay to the Adviser a fee computed at the annual rate of ____ of 1 percent of daily net assets of the Series. If the asset value is not required to be determined on any particular business day, then for the purposes of this Section 3, the asset value of a share as last determined shall be deemed to be the asset value of a share as of the close of business on that day. If there is no business day in any calendar month, the fee shall be computed on the basis of the asset value of a share as last determined, multiplied by the average number of shares outstanding on the last day of the month.

     4. Covenants of the Adviser. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any officer, director, or employee of the Adviser shall act as a principal. The Adviser covenants that it and its employees will comply with investment restrictions of the Fund's Bylaws applicable to them. If the Adviser or any of its affiliates give any advice to clients concerning the shares of the Fund, it will act solely as investment counsel for the clients and not on behalf of the Fund.

     5. Limitation on Liability of Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this agreement relates, except a loss resulting from willful malfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund may have under any federal securities laws.

     6. Duration and Termination of this Agreement.

     (a) This Agreement shall remain in force for two years from the date hereof, and it may be continued from year to year thereafter if approved annually by a vote of a majority of the Fund's shareholders or by its trustees and in either case a vote of a majority of the trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     (b) This Agreement may be terminated at any time without the payment of any penalty by vote of the trustees of the Fund, by vote of a majority of the outstanding shares of the Fund, or by the Adviser, on 60 days written notice to the other party.

     (c) This Agreement shall automatically terminate if it is assigned. The Adviser shall notify the Fund of any change in the officers or directors of the Adviser within a reasonable time after the change. The terms "assignment," "vote of a majority of the outstanding voting securities," and "interested persons" shall have the meanings specified in the Act.

     7. Applicable to Specific Series. The Adviser agrees that, with respect to any obligation of the Fund under this Agreement, the Adviser shall look only to the assets of the Series to which this Agreement relates.

     IN WITNESS WHEREOF the parties have caused this Agreement to be executed as of the day and year first written above.

                                       CMC FUND TRUST



                                       By
                                          --------------------------------------
                                       Title:
                                              ----------------------------------


                                       COLUMBIA MANAGEMENT CO.



                                       By
                                          --------------------------------------
                                       Title:
                                              ----------------------------------

                                [NAME OF FUND] OF
                                 CMC FUND TRUST

                        PROXY FOR MEETING OF SHAREHOLDERS
                                December 4, 1997

     The undersigned hereby appoints J. Jerry Inskeep, Jr., James F. Rippey, John A. Kemp and George L. Hanseth, and each of them separately, proxies, with power of substitution to each, to vote all shares for the signers at the Special Meeting of Shareholders to be held December 4, 1997, and at any adjournments thereof, as specified herein, and in accordance with their best judgement on any other business that may properly come before this meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 AND "FOR" ELECTION OF EACH OF THE NOMINEES FOR ELECTION AS TRUSTEE LISTED UNDER PROPOSAL 2.

     This proxy is solicited on behalf of the Board of Trustees of CMC Fund Trust. The Board of Trustees recommends a vote "FOR" approval of Proposal 1 and "FOR" election of each of the nominees for election as Trustee listed under Proposal 2.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /  /

     Please fill out both sides of this proxy card and sign on the reverse side. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
     Detach the proxy card, use enclosed self-addressed return envelope, and mail promptly to:

                   CMC [Name of Fund]
                   1301 S.W. Fifth Avenue
                   P.O. Box 1350
                   Portland, Oregon 97207-1350

PROPOSAL 1:    APPROVAL OF INVESTMENT ADVISORY CONTRACT WITH
               COLUMBIA MANAGEMENT CO.

                      FOR           AGAINST          ABSTAIN
                      ---           -------          -------
                      [ ]             [ ]              [ ]

PROPOSAL 2.    ELECTION OF TRUSTEES


       FOR all nominees listed                   WITHHOLD AUTHORITY
     below (except as marked to               to vote for all nominees
            the contrary)                           listed below
     --------------------------               ------------------------
                [ ]                                     [ ]

Nominees:   J. Jerry Inskeep, Jr., Thomas R. Mackenzie, James C. George,
            Richard L. Woolworth
            ------------------------------------------------------------
            (To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.)

[Reverse side]


     Please sign below and indicate your title or the capacity in which you are signing for the registered owner listed on this proxy card. When signing below, please give your full title.


-----------------------------------           -------------------
Signature [PLEASE SIGN WITHIN BOX]            Date



Title


-----------------------------------           -------------------
Signature (if more than one signature         Date
              required)